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                                                                       Exhibit 1


                       Agreement Relating to Joint Filing
                          of Statement on Schedule 13D
                       ----------------------------------


            The undersigned hereby agree that the statement on Schedule 13D to which this Agreement is attached and which relates to the Common Stock of the Issuer, each as defined in the statement, will be filed on behalf of each of the undersigned.

                        CARL MARKS STRATEGIC INVESTMENTS, L.P.

                        By:  Carl Marks Management Company, L.P.,
                                its general partner

                               By: /s/ Andrew M. Boas
                                   --------------------------------------
                                   Name:  Andrew M. Boas
                                   Title:  General Partner

                        CARL MARKS STRATEGIC INVESTMENTS II, L.P.

                        By:  Carl Marks Management Company, L.P.,
                               its general partner

                               By: /s/ Andrew M. Boas
                                   --------------------------------------
                                   Name:  Andrew M. Boas
                                   Title:  General Partner


                        CARL MARKS MANAGEMENT COMPANY, L.P.


                          By: /s/ Andrew M. Boas
                              --------------------------------------
                              Name: Andrew M. Boas
                              Title:  General Partner


                                         /s/ Andrew M. Boas
                              -------------------------------------------
                                          Andrew M. Boas


                                        /s/ Robert C. Ruocco
                              -------------------------------------------
                                          Robert C. Ruocco